TRAVELERS SERIES FUND INC.

on behalf of

SMITH BARNEY MID CAP CORE PORTFOLIO

Supplement Dated May 12, 2005

to

Prospectus Dated February 28, 2005

The table appearing on page 8 of the Prospectus under the section entitled “Management—The Portfolio Manager” is deleted and replaced with the following:

Fund	Portfolio Manager	Business Experience
Smith Barney Mid Cap Core Portfolio	Brian Angerame (since 2005) SBFM 399 Park Avenue New York, NY 10022	Investment Officer, SBFM; Director of Citigroup Global Markets Inc. (“CGM”)

	Derek Deutsch, CFA (since 2005) SBFM 399 Park Avenue New York, NY 10022	Investment Officer, SBFM; Director of CGM

	Peter Stournaras (since 2005) SBFM 399 Park Avenue New York, NY 10022	Investment Officer, SBFM; Director of CGM

Brian Angerame has day-to-day responsibility for managing the fund, including initiating buy/sell orders. He is sector manager with coverage of consumer discretionary, consumer staples, and industrials. He joined the manager in 2000. Mr. Angerame worked as a consumer analyst with Citigroup Asset Management (“CAM”) prior to assuming the role of portfolio manager. Prior to joining the manager, Mr. Angerame was a portfolio manager and analyst with Prudential Investment Management from 1997 to 2000.

Derek Deutsch has day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. He is sector manager with coverage of healthcare and information technology. He joined CAM in 1999. Mr. Deutsch worked as a healthcare analyst with CAM prior to assuming the role of portfolio manager. Prior to joining the manager, Mr. Deutsch was a special assistant for the U.S. Department of Health and Human Services from 1994 to 1996.

Peter Stournaras has day-to-day responsibility for managing the fund, including initiating buy/sell orders and conducting quantitative analysis for the fund. He joined CAM in 1998. Mr. Stournaras worked as the Head of Quantitative Equity Analysis on the Global Equities Platform of CAM prior to assuming the role of portfolio manager. Prior to joining the manager, Mr. Stournaras was a senior consultant with Deloitte and Touche LLP.

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